UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 25, 2004

Palm Harbor Homes, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Florida

(State or Other Jurisdiction of Incorporation)

0-24268	59-1036634
(Commission File Number)	(IRS Employer Identification No.)

15303 Dallas Parkway, Suite 800, Addison, Texas	75001
(Address of Principal Executive Offices)	(Zip Code)

(972) 991-2422

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On May 25, 2004, Palm Harbor Homes, Inc., a Florida corporation (the “Company”), and its wholly-owned subsidiaries Palm Harbor Manufacturing, L.P., a Texas limited partnership, Palm Harbor Homes I, L.P., a Texas limited partnership, and Palm Harbor Marketing, Inc., a Nevada corporation, as borrowers (collectively, the “Borrowers”), entered into an Amended and Restated Agreement for Wholesale Financing (Finished Goods - Credit Facility) (the “Credit Agreement”) with Textron Financial Corporation, as lender and administrative agent and arranger (“Textron”), for a $70,000,000 credit facility. The Credit Agreement was amended by the Borrowers and Textron on June 30, 2005, January 16, 2006, May 29, 2007 and May 30, 2008. The facility is comprised of a senior component of $50,000,000 and a junior component of $20,000,000. Advances under the Credit Agreement bear interest at a variable rate of LIBOR plus either 375 bps or 500 bps, depending on the amount of time that the advances have been outstanding and whether the advances were made for modular homes or manufactured homes. As used in the Credit Agreement, LIBOR is based on the highest 30-day LIBOR from the previous month. The maturity date of the Credit Agreement is March 31, 2011. Under the Credit Agreement, each of Palm Harbor Homes I, L.P., and Palm Harbor Marketing, Inc., grants Lender a purchase money security interest in any Company homes purchased with advances under the Credit Agreement. Each of the Borrowers also grants Lender a security interest in all of its inventory, accounts, books and records, and any related proceeds. The Company uses the proceeds from this credit facility to finance or refinance the purchase of new manufactured or modular homes completed and ready or held for sale by the Company.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

99.1
Amended and Restated Agreement for Wholesale Financing (Finished Goods - Shared Credit Facility) among Palm Harbor Homes, Inc., Palm Harbor Manufacturing, L.P., Palm Harbor Homes I, L.P., and Palm Harbor Marketing, Inc., as Borrowers, and Textron Financial Corporation and the other Lenders named therein, as Lenders, and Textron Financial Corporation, as Administrative Agent and Arranger, dated May 25, 2004.

99.2
First Amendment to Amended and Restated Agreement for Wholesale Financing (Finished Goods - Shared Credit Facility) by and between Textron Financial Corporation, and Palm Harbor Homes, Inc., Palm Harbor Manufacturing, L.P., Palm Harbor Homes I, L.P., and Palm Harbor Marketing, Inc., as Borrowers, dated June 30, 2005.

99.3
Second Amendment to Amended and Restated Agreement for Wholesale Financing (Finished Goods - Shared Credit Facility) by and between Textron Financial Corporation, and Palm Harbor Homes, Inc., Palm Harbor Manufacturing, L.P., Palm Harbor Homes I, L.P., and Palm Harbor Marketing, Inc., as Borrowers, dated January 19, 2006.

99.4
Third Amendment to Amended and Restated Agreement for Wholesale Financing (Finished Goods - Shared Credit Facility) by and between Textron Financial Corporation, and Palm Harbor Homes, Inc., Palm Harbor Manufacturing, L.P., Palm Harbor Homes I, L.P., and Palm Harbor Marketing, Inc., as Borrowers, dated May 29, 2007

99.5
Fourth Amendment to Amended and Restated Agreement for Wholesale Financing (Finished Goods - Shared Credit Facility) by and between Textron Financial Corporation, and Palm Harbor Homes, Inc., Palm Harbor Manufacturing, L.P., and Palm Harbor Marketing, Inc., as Borrowers, dated May 30, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 19, 2008

PALM HARBOR HOMES, INC.

By: /s/ Kelly Tacke
Kelly Tacke
Chief Financial and Accounting Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1
Amended and Restated Agreement for Wholesale Financing (Finished Goods - Shared Credit Facility) among Palm Harbor Homes, Inc., Palm Harbor Manufacturing, L.P., Palm Harbor Homes I, L.P., and Palm Harbor Marketing, Inc., as Borrowers, and Textron Financial Corporation and the other Lenders named therein, as Lenders, and Textron Financial Corporation, as Administrative Agent and Arranger, dated May 25, 2004.

99.2
First Amendment to Amended and Restated Agreement for Wholesale Financing (Finished Goods - Shared Credit Facility) by and between Textron Financial Corporation, and Palm Harbor Homes, Inc., Palm Harbor Manufacturing, L.P., Palm Harbor Homes I, L.P., and Palm Harbor Marketing, Inc., as Borrowers, dated June 30, 2005.

99.3
Second Amendment to Amended and Restated Agreement for Wholesale Financing (Finished Goods - Shared Credit Facility) by and between Textron Financial Corporation, and Palm Harbor Homes, Inc., Palm Harbor Manufacturing, L.P., Palm Harbor Homes I, L.P., and Palm Harbor Marketing, Inc., as Borrowers, dated January 19, 2006.

99.4
Third Amendment to Amended and Restated Agreement for Wholesale Financing (Finished Goods - Shared Credit Facility) by and between Textron Financial Corporation, and Palm Harbor Homes, Inc., Palm Harbor Manufacturing, L.P., Palm Harbor Homes I, L.P., and Palm Harbor Marketing, Inc., as Borrowers, dated May 29, 2007

99.5
Fourth Amendment to Amended and Restated Agreement for Wholesale Financing (Finished Goods - Shared Credit Facility) by and between Textron Financial Corporation, and Palm Harbor Homes, Inc., Palm Harbor Manufacturing, L.P., and Palm Harbor Marketing, Inc., as Borrowers, dated May 30, 2008.